UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2009
Date of Report (Date of earliest event reported)

CANYON COPPER CORP.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 408 - 1199 West Pender Street
Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 331-9326
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02        UNREGISTERED SALES OF EQUITY SECURITIES.

Foreign Private Placement

On June 30, 2009, Canyon Copper Corp. (the “Company”) issued 17,025,000 shares at a price of $0.04 per share for total proceeds of $681,000 pursuant to the provisions of Regulation S of the Securities Act of 1933 (the “Act”). The Company did not engage in a distribution of this offering in the United States. Each of the subscribers represented that they were not a US person as defined in Regulation S of the Act and that they were not acquiring the units for the account or benefit of a US person.

This share issuance represents the first tranche of the $1,250,000 foreign private placement offering. There are no assurances that the remainder of the private placement offering will be completed.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

Affiliate Private Placement

Also on June 30, 2009, the Company issued 1,875,000 shares at a price of $0.04 per share for total proceeds of $75,000 to a director of the Company. The shares were issued pursuant to the provisions of Section 4(2) of the Act.

Debt Settlement of Convertible Notes

On June 30, 2009, the Company issued 19,637,947 units at a deemed price of $0.04 per unit (the “Units”) in order to settle an aggregate of $785,517.88 in existing convertible notes. The debt settlement of the convertible notes was completed pursuant to the terms and conditions of subscription and debt settlement agreements entered into with the convertible note holders. Each unit is comprised of one share of the Company’s common stock and one-half share purchase warrant. Each whole share purchase warrant entitles the holder to purchase one additional share of the Company’s common stock at a price of $0.06 per share for a period ending two years from the date of issuance of the units. The issuance was completed pursuant to the provisions of Regulation S of the Act. The Company did not engage in a distribution of this offering in the United States. The convertible note holders represented that they were not US persons as defined in Regulation S and that they were not acquiring the units for the account or benefit of a US person.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

Exhibit Number	Description of Exhibit

10.1	Subscription and Debt Settlement Agreement dated for reference June 15, 2009 between the Company and Aton Ventures Fund Ltd.

10.2	Subscription and Debt Settlement Agreement dated for reference June 15, 2009 between the Company and Silver BF Energy Ventures Sdn. Bhd.

10.3	Subscription and Debt Settlement Agreement dated for reference June 15, 2009 between the Company and Asset Protection Fund Ltd.

Exhibit Number	Description of Exhibit

10.4	Subscription and Debt Settlement Agreement dated for reference June 15, 2009 between the Company and Barroco Foundation.

10.5	Subscription and Debt Settlement Agreement dated for reference June 15, 2009 between the Company and Aton Select Fund Limited.

99.1	News Release dated July 2, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON COPPER CORP.

Date: July 2, 2009
	By:	/s/ Kurt Bordian
KURT BORDIAN
Chief Financial Officer